                                                                      Exhibit 24


                                POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Louis S. Fisi his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign the Form S-8 Registration Statement, any amendments thereto and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

SIGNATURE                           TITLE                                                            DATE
---------                           -----                                                            ----
/s/ WAYNE R. HELLMAN                Chief Executive Officer,                                         February 3, 1998
-------------------------           Chairman and Director
Wayne R. Hellman

-------------------------           Executive Vice President,                                        February ___, 1998
Louis S. Fisi                       Secretary and Director

/s/ NICHOLAS R. SUCIC               Chief Financial Officer,                                         February 3, 1998
-------------------------           Treasurer
Nicholas R. Sucic
                                    Director                                                         February ___, 1998
-------------------------
Theodore A. Filson

/s/ FRANCIS H. BEAM                 Director                                                         February 3, 1998
-------------------------
Francis H. Beam
                                    Director                                                         February ___, 1998
-------------------------
Susumu Harada
                                    Director                                                         February ___, 1998
-------------------------
A Gordon Tunstall

/s/ ALAN J. RUUD*                   Director                                                         February 4 , 1998
-------------------------
Alan J. Ruud

/s/ JOHN R. BUERKLE*                Director                                                         February 4 , 1998
-------------------------
John R. Buerkle